                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(B)(2) X
                  -

                               (Name of Trustee)

                                  SUMMIT BANK
                      (I.R.S. Employer Identification No.)

                                   22-0834947

                    (Address of Principal Executive Offices)

                                210 Main Street
                                 Hackensack, NJ
                                     07601

                               (Name of Obligor)

                       Interep National Radio Sales, Inc.

                            (State of Incorporation)

                                    New York

                      (I.R.S. Employer Identification No.)

                                   13-1865151

                    (Address of Principal Executive Offices)

                                100 Park Avenue
                              New York, NY 10017

                        (Title of Indenture Securities)

                   10 % Subordinated Debt Securities due 2008

1.   GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervisory authority to which it is subject:

Name                                           Address
----                                           -------
Federal Reserve Bank (2nd District)            New York, NY
Federal Deposit Insurance Corporation          Washington, D.C.
New Jersey Department of Banking               Trenton, NJ

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes

2.   AFFILIATIONS WITH OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None (See Note on page 6)

3.   VOTING SECURITIES OF THE TRUSTEE

     Furnish the following information as to each class of voting securities of the trustee: As of _____________________

     Col. A                            Col. B
     ------                            ------

     Summit Bank Common Stock          34,021,623 shares

     Summit Bank, Preferred Stock      120,000 shares


4.   TRUSTEESHIPS UNDER OTHER INDENTURES

     If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     Not applicable - see answer to item 13

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS

     If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

     Not applicable - see answer to item 13

6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS

     Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

     Not applicable - see answer to item 13

7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS

     Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE

     Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the Trustee:

     Not applicable - see answer to item 13

9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE

     If the trustee owned beneficially or holding as collateral security for obligations in default any securities or an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are owned or held by the trustee:

     Not applicable - see answer to item 13

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR

     If the trustee owns beneficially or holds as collateral security for oblications in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting stock of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

     Not applicable - see answer to item 13

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR

     If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are owned or held by the trustee:

     Not applicable - see answer to item 13

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         None

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

13.  DEFAULTS BY THE OBLIGOR

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         None

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                                      NOTE

          The Trustee disclaims responsibility for the accuracy or completeness of information contained in this Statement of Eligibility and Qualification not known to the trustee and not obtained by it through reasonable investigation and as to which information it has obtained from the obligor and has had to rely or will obtain from the principal underwriters and will have to rely.


                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Summit Bank, a corporation organized and existing under the laws of the State of New Jersey, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hackensack and State of New Jersey on the 29th day of June, 1998.

                                    SUMMIT BANK


                                    By:/s/ Jennifer J. Houle
                                       ------------------------
                                       Jennifer J. Houle
                                       Assistant Vice President

                               CONSENT OF TRUSTEE

          Summit Bank, as trustee (the "Trustee") under an indenture to be entered into between itself and Interep National Radio Sales, Inc. hereby consents to Section 321(b) of the Trust Indenture Act of 1939, as amended, to the furnishing by Federal, State, Territorial or District Authorities to the Securities and Exchange Commission of all reports, records or other information relating thereto.

                                    SUMMIT BANK


                                    By: /s/ Jennifer J. Houle
                                        ---------------------
                                        Jennifer J. Houle
                                        Assistant Vice President

Dated: June 29, 1998

                                       Board of Governors of the Federal
                                       Reserve System
                                       OMB Number: 7100-0036
                                       Federal Deposit Insurance Corporation
                                       OMB Number: 3064-0052
                                       Office of the Comptroller of the Currency
                                       OMB Number: 1557-0081
                                       Expires March 31, 2000

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------

                                       Please refer to page 1,
                                       Table of Contents, for
                                       the required disclosure
                                       of estimated burden
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices -- FFIEC 031


Report at the close of business December 31, 1997      (971231)
                                                       ---------
                                                      (RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State         This report form is to be filed by banks with branches and
member banks); 12 U.S.C. (S)1817 (State nonmember banks);       consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. (S)161 (National banks).                          Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
------------------------------------------------------------------------------------------------------------------------------
NOTE:  The Reports of Condition and Income must be signed by    The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be       accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member      We, the undersigned directors (trustees), attest to the
and National banks.                                             correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been
I,  William J. Healy, Assistant Treasurer                       examined by us and to the best of our knowledge and belief has
  -------------------------------------------------------       been prepared in conformance with the instructions issued by the
 Name and Title of Officer Authorized to Sign Report            appropriate Federal regulatory authority and is true and correct.

of the named bank do hereby declare that the Reports of
condition and income (including the supporting schedules) on this report date have been prepared in conformance with the
instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge and          /s/
belief.                                                         ------------------------------------------------------------------

                                                                Director (Trustee)

  /s/ William J. Healy                                          /s/
------------------------------------------------------------    ------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                  Director (Trustee)


                                                                /s/
------------------------------------------------------------    ------------------------------------------------------------------
Date of Signature                                               Director (Trustee)

------------------------------------------------------------------------------------------------------------------------------
                                                                 (b)  in hard-copy (paper) form and arrange for another party to
Submission of Reports                                            convert the paper report to automated form.  That party (if other than EDS) must transmit the bank's computer data file to EDS.
Each bank must prepare its Reports of Condition and Income
either:                                                          To fulfill the signature and attestation requirement for the
                                                                 Reports of Condition and Income for this report date, attach this
(a)  in automated form and then file the computer data file      signature page to the hard-copy record of the completed report
 directly with the banking agencies' collection agent,           that the bank places in its files
 Electronic Data Systems Corporation (EDS), by modern or on
 computer diskette; or
------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number      00550
                           ---------
                          (RCRI 9050)              SUMMIT BANK
                                                   301 CARNEGIE CENTER
                                                   4TH FLOOR
                                                   PRINCETON NJ 8543 2066
                                                   B341220000 023412200000 00550

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Affix the address label in this space

Summit Bank NJ
--------------------------------------------------------------------------------
Legal Title of Bank


FDIC Certificate Number  550
                        -----

Consolidated Report of Income
for the period January 1, 1997 - December 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                                                   480
                                                                                   --------------------------------
                                                                                        Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a.  Interest and fee income on loans:
       (1)  In domestic offices:
                                                                                        --------------------
            (a)  Loans secured by real estate.........................................  RIAD         653,773  1.a.(1)(a)
                                                                                        4011
                                                                                        --------------------
            (b)  Loans to depository institutions.....................................  RIAD           4,276  1.a.(1)(b)
                                                                                        4019
                                                                                        --------------------
            (c)  Loans to finance agricultural production and other loans to farmers..  RIAD              22  1.a.(1)(c)
                                                                                        4024
                                                                                        --------------------
            (d)  Commercial and industrial loans......................................  RIAD         340,201  1.a.(1)(d)
                                                                                        4012
                                                                                        --------------------
            (e)  Acceptances of other banks...........................................  RIAD               0  1.a.(1)(e)
                                                                                        4026
                                                                                        --------------------
            (f)  Loans to individuals for household, family, and other personal expenditures:
                                                                                        --------------------
                 (1)  Credit cards and related plans..................................  RIAD          13,621  1.a.(1)(f)(1)
                                                                                        4054
                                                                                        --------------------
                 (2)  Other...........................................................  RIAD          60,083  1.a.(1)(f)(2)
                                                                                        4055
                                                                                        --------------------
            (g)  Loans to foreign governments and official institutions...............  RIAD               0  1.a.(1)(g)
                                                                                        4056
                                                                                        --------------------
            (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                                                                                        --------------------
                  (1)  Taxable obligations............................................  RIAD              99  1.a.(1)(h)(1)
                                                                                        4503
                                                                                        --------------------
                  (2)  Tax-exempt obligations.........................................  RIAD           7,599  1.a.(1)(h)(2)
                                                                                        4504
                                                                                        --------------------
            (i)  All other loans in domestic offices..................................  RIAD          12,012  1.a.(1)(i)
                                                                                        4058
                                                                                        --------------------
        (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs............  RIAD               0  1.a.(2)
                                                                                        4059
                                                                                        --------------------
    b.  Income from lease financing receivables:
                                                                                        --------------------
       (1)  Taxable leases............................................................  RIAD          36,976  1.b.(1)
                                                                                        4505
                                                                                        --------------------
       (2)  Tax-exempt leases.........................................................  RIAD               0  1.b.(2)
                                                                                        4307
                                                                                        --------------------
    c.  Interest income on balances due from depository institutions/1/:
                                                                                        --------------------
        (1)  In domestic offices......................................................  RIAD             557  1.c.(1)
                                                                                        4105
                                                                                        --------------------
        (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs............  RIAD               0  1.c.(2)
                                                                                        4106
    d.  Interest and dividend income on securities:
                                                                                        --------------------
        (1)  U.S. Treasury securities and U.S. Government agency obligations..........  RIAD         287,674  1.d.(1)
                                                                                        4027
                                                                                        --------------------
         (2) Securities issued by states and political subdivisions in the U.S.:
                                                                                        --------------------
             (a)  Taxable securities..................................................  RIAD               0  1.d.(2)(a)
                                                                                        4506
                                                                                        --------------------
             (b)  Tax-exempt securities...............................................  RIAD          11,434  1.d.(2)(b)
                                                                                        4507
                                                                                        --------------------
         (3)  Other domestic debt securities..........................................  RIAD          72,826  1.d.(3)
                                                                                        3657
-------------------------------------------------------------------------------------------------------------------------------

/1/ Includes interest income on time certificates of deposit not held for trading.

                                                                                              480
                                                                                   -----------------------
                                                      Dollar Amounts in Thousands      Bil    Mil   Thou
----------------------------------------------------------------------------------------------------------
         (4)  Foreign debt securities.................................................  RIAD           1,390  1.d.(4)
                                                                                        3658
                                                                                        --------------------
         (5)  Equity securities (including investments in mutual funds)...............  RIAD           6,986  1.d.(5)
                                                                                        3659
                                                                                        --------------------
    e.  Interest income from trading assets...........................................  RIAD             745  1.e.
                                                                                        4069
                                                                                        --------------------
    f.  Interest income on federal funds sold and securities purchased under            RIAD           7,892  1.f.
        agreements to resell..........................................................  4020
                                                                                        --------------------
    g.  Total interest income (sum of items 1.a through 1.f)..........................  RIAD       1,518,166  1.g.
                                                                                        4107
                                                                                        --------------------
 2. Interest expense:
    a.  Interest on deposits:
        (1)  Interest on deposits in domestic offices:
                                                                                        --------------------
             (a)  Transaction accounts (NOW accounts, ATS accounts, and                 RIAD          34,791  2.a.(1)(a)
                   telephone and preauthorized transfer accounts).....................  4508
                                                                                        --------------------
             (b)  Nontransaction accounts:
                                                                                        --------------------
                  (1)  Money market deposit accounts (MMDAs)..........................  RIAD         114,440  2.a.(1)(b)(1)
                                                                                        4509
                                                                                        --------------------
                  (2)  Other savings deposits.........................................  RIAD          43,429  2.a.(1)(b)(2)
                                                                                        4511
                                                                                        --------------------
                  (3)  Time deposits of $100,000 or more..............................  RIAD          61,242  2.a.(1)(b)(3)
                                                                                        A517
                                                                                        --------------------
                  (4)  Time deposits of less than $100,000............................  RIAD         212,039  2.a.(1)(b)(4)
                                                                                        A518
                                                                                        --------------------
        (2)  Interest on deposits in foreign offices, Edge and Agreement                RIAD               0  2.a.(2)
              subsidiaries, and IBFs..................................................  4172
                                                                                        --------------------
    b.  Expense of federal funds purchased and securities sold under                    RIAD         107,871  2.b.
         agreements to repurchase.....................................................  4180
                                                                                        --------------------
    c.  Interest on demand notes issued to the U.S. Treasury, trading                   RIAD          39,158  2.c.
         liabilities, and other borrowed money........................................  4185
                                                                                        --------------------
    d.  Not applicable
                                                                                        --------------------
    e.  Interest on subordinated notes and debentures.................................  RIAD          11,303  2.e.
                                                                                        4200
                                                                                        --------------------
    f.  Total interest expense (sum of items 2.a through 2.e).........................  RIAD         624,273  2.f.
                                                                                        4073
                                                                                        ---------------------------------------
 3. Net interest income (item 1.g minus 2.f)..........................................                       RIAD       893,893 3.
                                                                                                             4074
                                                                                        ---------------------------------------
 4. Provisions:
                                                                                        ---------------------------------------
    a.  Provision for loan and lease losses...........................................                       RIAD        49,904 4.a.
                                                                                                             4230
                                                                                        ---------------------------------------
    b.  Provision for allocated transfer risk.........................................                       RIAD             0 4.b.
                                                                                                             4243
                                                                                        ---------------------------------------
 5. Noninterest income:
                                                                                        --------------------
    a.  Income from fiduciary activities..............................................  RIAD         43,689  5.a.
                                                                                        4070
                                                                                        --------------------
    b.  Service charges on deposit accounts in domestic offices.......................  RIAD         97,340  5.b.
                                                                                        4080
                                                                                       --------------------
    c.  Trading revenue (must equal Schedule RI, sum of Memorandum items                RIAD            405  5.c.
         8.a through 8.d).............................................................  A220
                                                                                        --------------------
    d.-e.  Not applicable
                                                                                        --------------------
    f.  Other noninterest income:
                                                                                        --------------------
        (1)  Other fee income.........................................................  RIAD          47,072  5.f.(1)
                                                                                        5407
                                                                                        --------------------
        (2)  All other noninterest income/*/..........................................  RIAD          42,089  5.f.(2)
                                                                                        5408
                                                                                        ---------------------------------------
    g.  Total noninterest income (sum of items 5.a through 5.f).......................                       RIAD       230,595 5.g.
                                                                                                             4079
                                                                                        ---------------------------------------
 6. a.  Realized gains (losses) on held-to-maturity securities........................                       RIAD             5 6.a.
                                                                                                             3529
                                                                                        ---------------------------------------
    b.  Realized gains (losses) on available-for-sale securities......................                       RIAD           526 6.b.
                                                                                                             3196
                                                                                        ---------------------------------------
 7. Noninterest expense:
                                                                                        --------------------
    a.  Salaries and employee benefits................................................  RIAD         245,988   7.a.
                                                                                        4135
                                                                                        --------------------
    b.  Expenses of premises and fixed assets (net of rental income)                    RIAD          83,724   7.b.
        (excluding salaries and employee benefits and mortgage interest)..............  4217
                                                                                        --------------------
    c.  Other noninterest expense/*/..................................................  RIAD         320,550   7.c.
                                                                                        4092
                                                                                        --------------------
    d.  Total noninterest expense (sum of items 7.a. through 7.c.)....................  RIAD         650,262   7.d.
                                                                                        4093
                                                                                        ---------------------

--------------------
/*/  Describe on Schedule RI-E - Explanations

                                                                                              480
                                                                                   -----------------------
                                                      Dollar Amounts in Thousands      Bil    Mil   Thou
----------------------------------------------------------------------------------------------------------

                                                                                        -----------------------------------------
 8. Income (loss) before income taxes and extraordinary items and other                                      RIAD      424,853    8.
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b and 7.d)....                             4301
                                                                                        -----------------------------------------
 9. Applicable income taxes (on item 8).........................................                             RIAD      149,030    9.
                                                                                                             4302
                                                                                        -----------------------------------------
10. Income (loss) before extraordinary items and other adjustments                                           RIAD      275,823   10.
    (item 8 minus 9)...........................................................                              4300
                                                                                        -----------------------------------------
11. Extraordinary items and other adjustments, net of income taxes/*/..........                              RIAD             0  11.
                                                                                                             4320
                                                                                        -----------------------------------------
12. Net income (loss) (sum of items 10 and 11).................................                              RIAD       275,823  12.
                                                                                                             4340
                                                                                        -----------------------------------------

--------------------
/*/  Describe on Schedule RI-E - Explanations

Summit Bank NJ
----------------------------------------------------------------------
Legal Title of Bank

FDIC Certificate Number      550
                             ---

Schedule RI - Continued

                                                                                     --------------------------------------
                                                                                                                481
                                                                                     --------------------------------------
Memoranda                                                                                             Year-to-date
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and                RIAD                        0       M.1.
    leases acquired after August 7, 1986, that is not deductible                        4513
    for federal income tax purposes................................................
                                                                                        -----------------------------------
2.  Income from the sale and servicing of mutual funds and annuities in                 RIAD                   28,911       M.2.
    domestic offices (included in Schedule RI, item 8).............................     8431
                                                                                        -----------------------------------
3.-4. Not applicable...............................................................                    Number
                                                                                        -----------------------------------
5.  Number of full-time equivalent employees at end of current period (round            RIAD                     5238       M.4.
    to nearest whole number).......................................................     4150
                                                                                        -----------------------------------
6.  Not applicable
                                                                                        -----------------------------------
7.  If the reporting bank has restated its balance sheet as a result of                 RIAD   CC    YY    MM  DD           M.7.
    applying push down accounting this calendar year, report the date of                9106
    the bank's acquisition/1/......................................................                       00000000
                                                                                        -----------------------------------
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal
    Schedule RI, item 5.c):
                                                                                        -----------------------------------
    a.  Interest rate exposures....................................................     RIAD                   (2,017)      M.8.a.
                                                                                        8757
                                                                                        -----------------------------------
   b.  Foreign exchange exposures..................................................     RIAD                    2,422       M.8.b.
                                                                                        8758
                                                                                        -----------------------------------
   c.  Equity security and index exposures.........................................     RIAD                        0       M.8.c.
                                                                                        8759
                                                                                        -----------------------------------
   d.  Commodity and other exposures...............................................     RIAD                        0       M.8.d.
                                                                                        8760
                                                                                        -----------------------------------
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
                                                                                        -----------------------------------
   a.  Net increase (decrease) to interest income..................................     RIAD                     (815)      M.9.a.
                                                                                        8761
                                                                                        -----------------------------------
   b.  Net (increase) decrease to interest expense.................................     RIAD                     (947)      M.9.b.
                                                                                        8762
                                                                                        -----------------------------------
   c.  Other (noninterest) allocations.............................................     RIAD                        0       M.9.c.
                                                                                        8763
                                                                                        -----------------------------------
10.  Credit losses on off-balance sheet derivatives (see instructions).............     RIAD                        0       M.10.
                                                                                        A251
                                                                                        -----------------------------------
11.  Does the reporting bank have a Subchapter Selection in effect for                  RIAD   YES                  NO      M.11.
     federal income tax purposes for the current tax year?.........................     A530   [  ]                [  ]
                                                                                        -----------------------------------
                                                                                        -----------------------------------
                                                                                                 Bil      Mil      Thou
                                                                                        -----------------------------------
12.  Deferred portion of total applicable income taxes included in Schedule             RIAD                        0       M.12.
     RI, items 9 and 11 (to be reported with the December Report of Income)........     4772
                                                                                        -----------------------------------

-----------------------
/1/  For example, a bank acquired on June 1, 1997, would not report 19970601.